Janus Henderson Asia Equity Fund

Schedule of Investments (unaudited)

December 31, 2019

Shares		Value
Common Stocks – 90.8%
Banks – 13.5%
Bank Central Asia Tbk PT	241,900	$582,529
Bank Rakyat Indonesia Persero Tbk PT	2,001,300	634,418
E.Sun Financial Holding Co Ltd	657,374	611,868
HDFC Bank Ltd	70,797	1,261,876
Oversea-Chinese Banking Corp Ltd	67,400	550,388
		3,641,079
Beverages – 4.2%
Jiangsu Yanghe Brewery Joint-Stock Co Ltd	23,971	380,536
Treasury Wine Estates Ltd	66,248	754,831
		1,135,367
Diversified Consumer Services – 1.7%
New Oriental Education & Technology Group Inc (ADR)*	3,712	450,080
Diversified Financial Services – 5.8%
Ayala Corp	65,990	1,023,702
Bajaj Holdings & Investment Ltd	11,376	542,989
		1,566,691
Food Products – 4.9%
Uni-President Enterprises Corp	385,000	953,028
Vietnam Dairy Products JSC	72,854	366,298
		1,319,326
Hotels, Restaurants & Leisure – 2.6%
Sands China Ltd	130,000	694,897
Household Durables – 9.7%
Midea Group Co Ltd	87,937	735,893
Nien Made Enterprise Co Ltd	55,000	508,257
Techtronic Industries Co Ltd	98,000	799,289
Woongjin Coway Co Ltd	7,087	570,613
		2,614,052
Information Technology Services – 2.4%
Tata Consultancy Services Ltd	21,447	649,595
Insurance – 8.4%
AIA Group Ltd	123,800	1,299,679
Ping An Insurance Group Co of China Ltd	80,500	951,520
		2,251,199
Interactive Media & Services – 5.9%
Tencent Holdings Ltd	33,100	1,595,570
Internet & Direct Marketing Retail – 7.0%
Alibaba Group Holding Ltd (ADR)*	8,907	1,889,175
Personal Products – 3.9%
Colgate-Palmolive India Ltd	14,000	286,961
LG Household & Health Care Ltd*	695	757,930
		1,044,891
Real Estate Management & Development – 4.7%
City Developments Ltd	65,700	535,040
Land & Houses PCL (REG)	2,206,000	721,822
		1,256,862
Semiconductor & Semiconductor Equipment – 5.7%
Taiwan Semiconductor Manufacturing Co Ltd	140,000	1,545,955
Technology Hardware, Storage & Peripherals – 3.8%
Advantech Co Ltd	80,797	814,035
Samsung Electronics Co Ltd	4,466	215,517
		1,029,552
Textiles, Apparel & Luxury Goods – 1.8%
Shenzhou International Group Holdings Ltd	32,400	473,621
Thrifts & Mortgage Finance – 4.8%
Housing Development Finance Corp Ltd	38,654	1,306,626
Total Common Stocks (cost $19,921,671)		24,464,538
Preferred Stocks – 4.9%
Technology Hardware, Storage & Peripherals – 4.9%
Samsung Electronics Co Ltd (cost $984,466)	33,751	1,325,171
Investment Companies – 3.1%
Money Markets – 3.1%
Fidelity Investments Money Market Treasury Portfolio, 1.2500%ºº (cost $831,639)	831,639	831,639
Total Investments (total cost $21,737,776) – 98.8%		26,621,348
Cash, Receivables and Other Assets, net of Liabilities – 1.2%		329,260
Net Assets – 100%		$26,950,608

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
China	$6,476,395	24.3%
Taiwan	4,433,143	16.7
India	4,048,047	15.2
South Korea	2,869,231	10.8
Hong Kong	2,793,865	10.5
Indonesia	1,216,947	4.6
Singapore	1,085,428	4.1
Philippines	1,023,702	3.8
United States	831,639	3.1
Australia	754,831	2.8
Thailand	721,822	2.7
Vietnam	366,298	1.4

Total	$26,621,348	100.0%

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
PCL	Public Company Limited
REG	Registered

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2019.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2019.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Beverages	$754,831	$380,536	$-
Household Durables	1,878,159	735,893	-
Real Estate Management & Development	535,040	721,822	-
All Other	19,458,257	-	-
Preferred Stocks	-	1,325,171	-
Investment Companies	831,639	-	-
Total Assets	$23,457,926	$3,163,422	$-

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”)

markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

For additional information on the Fund, please refer to the Fund’s most recent semiannual or annual shareholder report.